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                                                                   Exhibit 10.46




                      SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (the "AMENDMENT") is dated as of APRIL 9, 1999, among COMMERCIAL INTERTECH CORP. and COMMERCIAL INTERTECH HOLDINGS LIMITED (each a "BORROWER" and together the "BORROWERS"), the GUARANTORS identified on the signature pages hereto, the BANKS parties hereto and MELLON BANK, N.A., as Agent (the "AGENT").

WHEREAS, the Borrowers, the Banks and the Agent are parties to that certain Credit Agreement dated as of October 31, 1996, as amended by that certain First Amendment to Credit Agreement dated February 12, 1997, effective as of October 31, 1996 (as so amended, the "CREDIT AGREEMENT"), pursuant to which the Banks made available to the Borrowers senior unsecured credit facilities;

WHEREAS, the Borrowers have requested that the Banks and the Agent amend certain provisions of the Credit Agreement; and

WHEREAS, the Banks and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

                                    ARTICLE I
                         AMENDMENTS TO CREDIT AGREEMENT
                         ------------------------------

1.1. A new Section 6.1.26 is added to the Credit Agreement immediately following
Section 6.1.25, as follows:

                  "6.1.26           YEAR 2000 MATTERS.

                  Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrowers' and their Subsidiaries' computer systems and (ii) equipment containing embedded microchips and the testing of all such systems and equipment, as so reprogrammed, will be substantially complete by October 31, 1999, the failure of which, however, would not result in a Material Adverse Change. The cost to the Borrowers and their Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of the year 2000 to the Borrowers and their Subsidiaries will not result in a Potential Default or Event of Default or a Material Adverse Change. Except for the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrowers and their Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrowers and their Subsidiaries to conduct their business without a Material Adverse Change."




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1.2.     Section 8.2.1(iv) of the Credit Agreement is amended in its entirety as follows:

                  "(iv) Indebtedness (to the extent not of a type included in Combined Funded Indebtedness) of TEC and Domestic Restricted Subsidiaries which shall not exceed $25,000,000 in the aggregate;"

1.3. Section 8.2.14 of the Credit Agreement is amended in its entirety as follows:

                  "8.2.14          MINIMUM FIXED CHARGE COVERAGE RATIO.

                  The Borrowers shall not permit the Fixed Charge Coverage Ratio to be less than as follows:

                           (i)      1.20 to 1.00 through October 31, 2000; and

                           (ii)     1.35 to 1.00 thereafter."

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

2.1. In order to induce the Banks and the Agent to enter into this Amendment, the Borrowers represent and warrant that, at the time of entering into this Amendment and after giving effect hereto:

         (a) No Potential Default or Event of Default has occurred and is continuing;

         (b) The representations and warranties set forth in Article 6 of the Credit Agreement (as amended hereby) are true and correct on and as of the date hereof as if made on the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein);

         (c) The Borrowers are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents; and

         (d) Each Borrower has taken all necessary action to authorize the execution and delivery hereof and the performance of its obligations hereunder, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with the terms thereof.




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                                   ARTICLE III
                                  EFFECTIVENESS
                                  -------------

3.1. This Amendment shall be effective as of the date first written above upon receipt by the Agent of (a) a fully executed copy of this Amendment by the Borrowers, the Guarantors and the Required Banks and (b) an amendment fee for the account of each Bank executing this Amendment on or before April 9, 1999, in the amount of 12.5 basis points (0.125%) on each such Bank's Commitment.

                                   ARTICLE IV
                              CONSENT OF GUARANTORS
                              ---------------------

4.1. Each of the Guarantors hereby acknowledges and consents to the amendments set forth in this Amendment, ratifies and affirms its obligations under the Guarantee and Suretyship Agreement and the Master Guarantee and Suretyship Agreement, as the case may be, and agrees that its obligations thereunder shall be and remain unaffected by this Amendment.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS
                            ------------------------

5.1. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and are hereby ratified and affirmed by the Borrowers.

5.2. All capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Credit Agreement.

5.3. This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings about such subject matter, both written and oral.

5.4. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.5. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law principles thereof.






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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to
Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

COMMERCIAL INTERTECH CORP.,
as a Borrower and a Guarantor

By:
   -----------------------------
      Signature
Name:
Title

COMMERCIAL INTERTECH HOLDINGS LIMITED

By:
   -----------------------------
      Signature
Name:
Title:

ORANGE COUNTY METAL WORKS

By:
   -----------------------------
      Signature
Name:
Title:

CYLINDER CITY, INC.

By:
   -----------------------------
      Signature
Name:
Title:


MELLON BANK, N.A.,
individually as a Bank and as Agent

By:
   -----------------------------
      Signature
Name:
Title:








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                                SIGNATURE PAGE TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT




ABN AMRO BANK N.V.

By:
   -----------------------------
      Signature
Name:
Title:





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                                SIGNATURE PAGE TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT




NBD BANK

By:
   -----------------------------
      Signature
Name:
Title:






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                                SIGNATURE PAGE TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT




BANK ONE, COLUMBUS, NA

By:
   -----------------------------
      Signature
Name:
Title:






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                                SIGNATURE PAGE TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT




NATIONAL CITY BANK, NORTHEAST

By:
   -----------------------------
      Signature
Name:
Title:






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                                SIGNATURE PAGE TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT




THE BANK OF NEW YORK

By:   -----------------------------
      Signature
Name:
Title:






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                                SIGNATURE PAGE TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT




THE SANWA BANK, LIMITED, CHICAGO BRANCH

By:
   -----------------------------
      Signature
Name:
Title: